Exhibit 10.1

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS

OF

DOLAT VENTURES, INC.

Nigar Lila, being the sole officer and a director of Dolat Ventures, Inc., do hereby consent to the following resolution.

RESOLVED, that the corporation hereby accepts the resignation of Nigal Lila as president, secretary and director of the Corporation, to become effective immediately with the appointment of Gary Tice as President, CFO and Secretary of Dolat Ventures, Inc.

RESOLVED, that the corporation hereby accepts the appointment of Gary Tice as President, CFO and Secretary of the Corporation, to become effective immediately.

CERTIFICATE OF RESOLUTION

I, Gary Tice, Secretary of Dolat Ventures, Inc., hereby certify that the foregoing is a full, true and correct copy of the Resolution of the Board of Directors of the Corporation, which resolution was duly and regularly adopted by unanimous consent without a meeting of the Board of Directors on October 15, 2009.

Dated: October 15, 2009

/s/ GARY TICE
Gary Tice Secretary

I, Nigar Lila, do hereby resign as President, CFO and Secretary and Director of Dolat Ventures, Inc., effective immediately.

/s/ NIGAR LILA
Nigar Lila

I, Gary Tice, do hereby accept my appointment as President, CFO and Secretary of Dolat Ventures, Inc., effective immediately.

/s/ GARY TICE
Gary Tice